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                                                                    EXHIBIT 10.2


                                     CONSENT


         This CONSENT (this "Consent"), is dated as of June 28, 2001, by and among AHL SERVICES, INC. ("AHL"), ARGENBRIGHT, INC. ("Argenbright"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings"), ADI ALPHA HOLDING GMBH ("ADI Alpha"), TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT, ("Tuja"), EMD GESELLSCHAFT FUR PERSONALDIENSTLEISTUNGEN GMBH & CO. KG, ASCHAFFENBURG ("EMD Aschaffenburg"), and AHL EUROPE LIMITED ("AHL Europe Limited"; together with AHL, Argenbright, U.S. Holdings, ADI Alpha, Tuja, and EMD Aschaffenburg, collectively referred to as the "Borrowers"), the undersigned financial institutions listed on the signature pages hereto as Lenders, and First Union National Bank, a national banking association ("First Union"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         WHEREAS, the Lenders, the Administrative Agent and the Borrowers are parties to that certain Second Amended and Restated Credit Agreement dated as of October 15, 1999, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of November 23, 1999, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 24, 2000, that certain Consent, Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of December 20, 2000, and that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of March 19, 2001 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement); and

         WHEREAS, at the request of the Borrowers, the Lenders and the Administrative Agent have agreed (i) to consent to the amendment of the Share Mortgage over shares in AHL Europe Limited, dated December 20, 2000, between AHL and the Security Trustee to reduce the percentage of the issued share capital of AHL Europe Limited mortgaged in favor of the Security Trustee from one hundred percent (100%) to sixty-five percent (65%) (the "AHL Europe Share Mortgage Amendment"), (ii) to consent to the restructuring of certain of AHL's German Subsidiaries as set forth herein, and (iii) to consent to the sale of the remaining European operations of the Borrowers and their Subsidiaries (the "European Operations") as set forth herein, and, all upon and subject to all of the terms, conditions and provisions hereof.

         NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1         CONSENT TO AHL EUROPE SHARE MORTGAGE AMENDMENT

         Subject to the satisfaction of each of the conditions precedent set forth in Section 5.1 of this Consent, the Lenders and the Administrative Agent hereby consent to the AHL Europe Share Mortgage Amendment.

SECTION 2         CONSENT TO GERMAN RESTRUCTURING

         AHL also has requested that the Administrative Agent and the Lenders grant their consent to the following actions (all such actions are referred to collectively herein as the "German Restructuring"):

         1. either (a) the merger of Verfurth Management GmbH and EMD Management GmbH into TUJA Management GmbH, (b) the merger of Verfurth Management GmbH and TUJA Management GmbH into EMD Management GmbH, or (c) the merger of TUJA Management GmbH and EMD Management GmbH into Verfurth Management GmbH (the entity surviving any of the foregoing mergers is referred to herein as the "Surviving Management Company");

         2. the increase of the registered share capital of the Surviving Management Company by the issuance of two additional shares, each in the nominal amount of DM 500, to Argenbright (the "Additional Shares");

         3. either (a) the merger of Tuja and EMD Aschaffenburg into Verfurth Personal Leasing GmbH & Co. KG, Munster ("Verfurth Munster KG"), (b) the merger of Verfurth Munster KG and EMD Aschaffenburg into Tuja, or (c) the merger of Verfurth Munster KG and Tuja into EMD Aschaffenburg (the entity surviving any of the foregoing mergers is referred to herein as the "Surviving Operating Partnership");

         4. the conversion of the partnership interests in the Surviving Operating Partnership from Deutsche Marks to Euros;

         5.       the renaming of any of the entities to be merged pursuant to
                  1. or 3. above;

         6. moving the registered offices of EMD Management GmbH and EMD Gesellschaft fur Personaldienstleistungen mbH to Munich;

         7. modifying the partnership agreements and the articles of association of the Subsidiaries of AHL set forth above in order to reflect the actions set forth above; and

         8. the incorporation in the State of Delaware of a new direct Wholly-Owned Subsidiary of Argenbright ("AHL Investments"), and Argenbright's transferring of all of the shares of ADI Alpha Holding to AHL Investments.


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In addition, AHL has requested that the Administrative Agent and the Lenders consent to the release of the pledge by Argenbright of the Additional Shares in favor of the Administrative Agent arising as a result of the German Security Documents and the consummation of the merger referred to in 1. above (the "Additional Share Release").

         Subject to the satisfaction of each of the conditions precedent set forth in Section 5.2 of this Consent, the Lenders and the Administrative Agent hereby grant their consent under the Credit Agreement and the German Security Documents to the consummation, in whole or in part, of the German Restructuring, and in conjunction therewith, agree to the Additional Share Release.

SECTION 3         CONSENT TO SALE OF EUROPEAN OPERATIONS

         AHL has requested that the Administrative Agent and the Lenders grant their consent to the sale by AHL and/or certain Subsidiaries of AHL (AHL and/or such Subsidiaries, the "Sellers") of (i) all or certain of the assets constituting the European Operations (collectively, the "European Assets") and/or (ii) the capital stock, limited liability company interests, partnership interests, or other equity interests in one or more Subsidiaries owning the Assets (the "European Stock") (collectively, the "European Disposition"). Subject to the satisfaction of each of the conditions precedent set forth in
Section 5.3 of this Consent, the Lenders and the Administrative Agent hereby grant their consent under the Loan Documents to the European Disposition and hereby agree to the release of the Administrative Agent's security interests in the European Assets and the European Stock.

SECTION 4         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent and the Lenders to enter into this Consent, each Borrower hereby represents and warrants to the Lenders that: (a) immediately prior to the effectiveness of this Consent, all of the representations set forth in the Credit Agreement were accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, (b) after giving effect to this Consent, all of the representations and warranties set forth in the Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, and (c) there exists no Default or Event of Default under the Credit Agreement or the Loan Documents as of the date hereof.

SECTION 5         CONDITIONS TO EFFECTIVENESS

         5.1 Consent to AHL Europe Share Mortgage Amendment. The consent set forth in Section 1 of this Consent shall become effective on the first day on which each of the following conditions precedent shall have been satisfied:


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                  (a)      AHL shall have paid to the Administrative Agent, for
         the account of each Lender signing this approval letter prior to June 27, 2001, a non-refundable consent fee in an amount equal to .05% of the amount of such Lender's Commitment on such date.

                  (b) The Administrative Agent shall have received counterparts to this Consent duly executed by each of the parties hereto.

                  (c) AHL shall have executed and delivered to the Administrative Agent the AHL Europe Share Mortgage Amendment, in substantially the form attached hereto as Exhibit A.

                  (d) The Administrative Agent shall have received such other documents as it shall have reasonably requested, in form and substance satisfactory to the Administrative Agent.

         5.2      Consent to German Restructuring. The consents set forth in
Section 2 of this Consent shall become effective on the first day on which each of the following conditions precedent shall have been satisfied:

                  (a) AHL shall have paid the fee set forth in Section 5.1(a) above.

                  (b) The Administrative Agent shall have received counterparts to this Consent duly executed by each of the parties hereto.

                  (c) If (i) the merger set forth in Section 2(3.) is to be consummated and Verfurth Munster KG is to be the Surviving Operating Partnership and/or (ii) the transactions set forth in Section 2(8.) are to be consummated, then, in the former case, Verfurth Munster KG, and in the latter case, AHL Investments, shall have become a Borrower under the Credit Agreement (each, a "New Borrower") by executing and delivering to the Administrative Agent new Notes, in favor of each Lender, a joinder agreement, a security agreement, and such other documents and instruments as the Administrative Agent shall request, each in form and substance satisfactory to the Administrative Agent.

                  (d) Each Borrower, New Borrower and each other party to any of the German Security Documents, the UK Security Documents, or any of the other Loan Documents shall have executed and delivered to the Administrative Agent such amendments to and confirmations of such documents, and such other documents and instruments (including, without limitation, a new pledge agreement in respect of the capital stock of AHL Investments), as shall be requested by the Administrative Agent, each in form and substance satisfactory to the Administrative Agent.

                  (e) The Administrative Agent shall have received favorable opinions of counsel to the Borrowers addressed to the Administrative Agent and the Lenders, with respect to the existing Borrowers, the New Borrowers, such other Subsidiaries of AHL as become a


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         party to any of the documents referred to in this Section 5.2, this
         Consent, the other Loan Documents executed pursuant to this Section 5.2, and such other matters as the Administrative Agent may reasonably request, in form and substance satisfactory to the Administrative Agent.

                  (f) The Administrative Agent shall have received certificates as of a recent date as to the good standing of each domestic Borrower and New Borrower under the laws of their respective jurisdictions of organization.

                  (g) The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each New Borrower certifying, as applicable, that attached thereto is a true and complete copy of the articles of incorporation or other charter documents of such Person and all amendments thereto; that attached thereto is a true and complete copy of the bylaws (or equivalent documents) of such Person as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent managing body) of such Person, authorizing the borrowings contemplated by the Credit Agreement and the execution, delivery and performance of this Consent and the other Loan Documents to which it is a party; and as to the incumbency and genuineness of the signature of each officer of such New Borrower executing Loan Documents to which such New Borrower is a party.

                  (h) The Administrative Agent shall have received such other documents as it shall have reasonably requested, in form and substance satisfactory to the Administrative Agent.

         5.3 Consent to Sale of European Operations. The consents and release set forth in Section 3 of this Consent shall become effective on the first day on which each of the following conditions precedent shall have been satisfied:

                  (a) AHL shall have paid the fee set forth in Section 5.1(a) above.

                  (b) The Administrative Agent shall have received counterparts to this Consent duly executed by each of the parties hereto.

                  (c) The Administrative Agent shall have received cash proceeds of the European Disposition in the appropriate currencies in order to and in an amount sufficient to (i) repay and satisfy in full all Obligations of the Administrative Agent and the Lenders and (ii) if required pursuant to Section 5.3(e) below, to establish the minimum cash collateral for any Letters of Credit remaining outstanding following the closing of the European Disposition, as set forth in
         Section 5.3(e).

                  (d) Either (i) Borrowers shall have terminated the Credit Agreement and all Commitments of the Lenders thereunder, or (ii) one
         (1) or more of the existing Borrowers, the Administrative Agent and one
         (1) or more of the existing Lenders shall have agreed, in the sole and absolute discretion of each such Person, to continue the


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         Credit Agreement and all or a portion of such Lender or Lenders'
         Commitments, pursuant to an amendment and restatement of the existing Credit Agreement, effective as of the date of closing of the European Disposition, and the Commitments of all other Lenders under the Credit Agreement shall have been terminated. Each Borrower acknowledges and agrees that neither the Administrative Agent nor any Lender shall have any obligation to enter into any such amendment and restatement, to pursue negotiations of any such document with Borrowers, or to agree to the continuation of such Lender's Commitments.

                  (e) With respect to each Letter of Credit which remains outstanding, either (i) such Letter of Credit shall have been returned to the Administrative Agent for cancellation, (ii) there shall have been delivered to the Administrative Agent good funds equal to 100% of the maximum liability under such Letter of Credit, which funds are to be deposited in a separate, blocked account (the "Cash Collateral Account") maintained by Borrowers with the Administrative Agent and are to be held in the Cash Collateral Account for the benefit of the Lenders as cash collateral for the Borrowers' joint and several reimbursement obligations and the other Obligations, (iii) there shall have been delivered to the Administrative Agent a letter of credit in form and substance satisfactory to the Administrative Agent in an amount equal to 100% of the maximum liability under such Letter of Credit with a term that extends 60 days beyond the latest expiration date of such Letter of Credit and issued by a bank satisfactory to the Administrative Agent that may be drawn upon by the Administrative Agent in the event of any draw under such Letter of Credit, or (iv) if any amendment and restatement of the Credit Agreement pursuant to Section 5.3(d) shall so provide, such Letter of Credit shall have been continued as a Letter of Credit under such amendment and restatement. In addition, if not cancelled at the closing of the European Dispositions or continued pursuant to Section 5.3(e)(iv), and if so requested by Administrative Agent, Borrowers shall agree to cause any remaining outstanding Letters of Credit to be cancelled within sixty
         (60) days following such closing.

                  (f) The Administrative Agent shall have received a certified true and correct copy of the asset or stock purchase and sale agreement evidencing the European Disposition, which agreement shall be in form and substance satisfactory to the Administrative Agent.

                  (g) The Administrative Agent shall have received such other documents as it shall have reasonably requested, in form and substance satisfactory to the Administrative Agent.


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SECTION 6         MISCELLANEOUS

         6.1 Counterparts. This Consent may be executed by each party to this Consent upon a separate copy, and in such case one counterpart of this Consent shall consist of enough of such copies to reflect the signature of all of the parties to this Consent. This Consent may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Consent or its terms to produce or account for more than one of such counterparts.

         6.2 General. Except as expressly provided herein, the execution and delivery of this Consent does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement or the other Loan Documents, and, except as specifically provided in this Consent, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6.3 Construction. This Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         6.4 Governing Law. This Consent shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         6.5 Successors and Assigns. This Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                     [Signatures appear on following pages]


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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

                                    BORROWERS:

                                    AHL SERVICES, INC.


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                          [CORPORATE SEAL]


                                    ARGENBRIGHT, INC.


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                          [CORPORATE SEAL]


                                    ARGENBRIGHT HOLDINGS LIMITED


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                             [CORPORATE SEAL]


                                    ADI ALPHA HOLDING GMBH


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

                                             [CORPORATE SEAL]


                        Signature Page - Fifth Amendment

                                  TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT


                                  By:
                                     ------------------------------------
                                  Title:
                                        ---------------------------------


                                             [CORPORATE SEAL]


                                  EMD GESELLSCHAFT FUR
                                  PERSONALDIENSTLEISTUNGEN
                                  GMBH & CO. KG, ASCHAFFENBURG


                                  By:
                                     ------------------------------------
                                  Title:
                                        ---------------------------------


                                             [CORPORATE SEAL]


                                  AHL EUROPE LIMITED


                                  By:
                                     ------------------------------------
                                  Title:
                                        ---------------------------------

                                              [CORPORATE SEAL]



                        Signature Page - Fifth Amendment

                                    LENDERS:

                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent and Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    FIRST UNION NATIONAL BANK,
                                    LONDON BRANCH, as European Swingline Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------



                                    WACHOVIA BANK, N.A., as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    SUNTRUST BANK, as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------



                                    BANK OF AMERICA, N.A., as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                        Signature Page - Fifth Amendment

                                    FLEET NATIONAL BANK, as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    DG BANK DEUTSCHE
                                    GENOSSENSCHAFTSBANK AG CAYMAN
                                    ISLAND BRANCH, as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    THE BANK OF NOVA SCOTIA, as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    SCOTIABANK EUROPE PLC, as Lender for
                                    Revolving Loans made in Alternative
                                    Currencies, as Lender

                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    SALOMON BROTHERS HOLDING
                                    COMPANY INC., as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                        Signature Page - Fifth Amendment

                                    FIRSTSTAR BANK, N.A., as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    BANK ONE, NA, as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    SOVEREIGN BANK, as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE INC.,
                                    as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                        Signature Page - Fifth Amendment

                                    THE FUJI BANK LIMITED, as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------


                                    BANK LEUMI LE-ISRAEL, B.M.,
                                    MIAMI AGENCY, as Lender


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------